Annual Report

December 31, 2001

T. Rowe Price
International Stock Portfolio



Dear Investor

The six-month and one-year periods ended December 31, 2001, were difficult for international investors, but conditions improved considerably by year-end. International markets were encouraged by indications that the U.S. economy could recover in 2002, and by the strong rebound in U.S. stocks following the attacks of September 11.

  Performance Comparison

  Periods Ended 12/31/01                           6 Months            12 Months
--------------------------------------------------------------------------------
  International
  Stock Portfolio                                    -7.33%              -22.21%

  MSCI EAFE Index                                    -7.95               -21.21

  Lipper Variable Annuity
  Underlying International
  Funds Average                                      -8.37               -21.48

During the past six months, the Portfolio fell 7.33% compared with the MSCI EAFE Index's 7.95% decline and an 8.37% loss for the Lipper Variable Annuity Underlying International Funds Average. Over the full year, fund results slightly trailed both benchmarks. During the first half of 2001, stocks of companies and sectors with relatively predictable earnings outperformed, and Portfolio results lagged because we did not have enough assets in the more defensive areas of the market. In the second half, as indications surfaced that the economic and technology environments were improving, sector and style performance patterns reversed.


  Relative Performance Comparison

  Periods Ended 12/31/01                           6 Months            12 Months
--------------------------------------------------------------------------------

  MSCI EAFE Growth Index                             -7.25%              -24.41%

  MSCI EAFE Value Index                              -8.67               -18.22


In this environment, our emphasis on good-quality, reasonably valued companies with above-average growth potential, but perhaps less short-term predictability of earnings, worked well for us. Looking forward, we shall continue to try to strike the appropriate balance. Over a period when few stock markets rose, exposure to the buoyant markets of South Korea and Taiwan, which climbed 25% and 11%, respectively, boosted performance. Avoiding some of the weakest areas was also important, and a low weighting in Japan, which fell 23%, helped on a relative basis. Although no major sector rose over the six months, the Portfolio contained strong holdings in the technology-related, media, commercial services, pharmaceutical, and banking sectors. Very low weightings in value stocks, particularly automobiles and capital goods, helped results as those groups fell heavily. Relative to the benchmarks, underweighting Japan was by far the largest contributor to outperformance, and overweighting South Korea, Taiwan, and the U.K. also bolstered performance.

In addition, low weightings in autos and capital goods were helpful. Much more value was added through stock selection in technology, media, and services, which strongly outperformed their international peers. In technology, Samsung Electronics (South Korea) and Taiwan Semiconductor Manufacturing (TSMC, Taiwan) climbed sharply. In media, WPP (U.K.) was by far the most significant contributor. In the services sector, Adecco (Switzerland), the global leader in temporary employment, and Securitas (Sweden), the world's largest security services group, both accounted for strong results.


  Market Performance

  Six Months                      Local          Local Currency            U.S.
  Ended 12/31/01               Currency        vs. U.S. Dollars         Dollars
--------------------------------------------------------------------------------

  France                         -9.09%                   5.18%           -4.38%

  Germany                       -13.05                    5.18            -8.55

  Hong Kong                      -3.33                    0.03            -3.31

  Italy                         -11.77                    5.18            -7.20

  Japan                         -19.07                   -4.84           -22.99

  Mexico                         -4.40                   -0.88            -5.24

  Netherlands                   -12.49                    5.18            -7.95

  Singapore                      -3.35                   -1.33            -4.62

  Sweden                         -2.45                    3.77             1.23

  Switzerland                    -9.21                    8.26            -1.71

  United Kingdom                 -4.57                    3.49            -1.24

  Source: RIMES Online, using MSCI indices.


MARKET REVIEW

Until the fourth quarter, weak or negative economic growth and disappointment in the technology sector restrained markets, both in terms of demand and overcapacity. General concerns included U.S. consumer debt, Japanese banks, and Argentina's finances because of the impact the country could have on other emerging markets. The tragic attacks of September 11 drastically dimmed prospects for certain companies and sectors and weakened the overall earnings outlook. Despite these issues, expectations for a recovery in 2002 emerged as U.S. economic data improved, and leading economic indicators in Germany and France ticked up. Aggressive monetary easing and tax cuts led by the U.S., as well as lower energy prices, provided support for the prospect of a recovery.


Geographic Diversification

  Europe                                                75%
  Japan                                                 11%
  Other and Reserves                                     7%
  Far East                                               2%
  Latin America                                          5%

  Based on net assets as of 12/31/01.


PORTFOLIO REVIEW

o    Media

We are overweight media because media companies in general are strong cash generators with above-average growth rates. Although business conditions have been difficult, particularly in the more cyclical advertising-related areas, we see these companies emerging from the downturn in robust shape. At the more defensive end of the spectrum, Reed, Elsevier (U.K./Netherlands) is strong in scientific, legal, and educational publishing, with a high percentage of subscription-based business and less exposure to the advertising cycle. New management came in to refocus and sharpen the business two years ago and has executed well. The company regained market share in the legal area, and its investment in transferring its vast scientific database into electronic format has been effective. With earnings likely to grow 10% in the current environment, possibly accelerating to 13% to 15% in an upturn, we see the stock as solid value at 20 times earnings. WPP (mentioned earlier) is a major advertising agency, media buyer, market research, and public relations company. Earnings this year will be unchanged at best and may be flat again in 2002, but they could accelerate to 20% to 25% growth when the economy improves. At 22 times projected 2002 earnings, the stock seems like good value at this time.


  Sector Diversification
                                   Percent of Net Assets

                                                   6/30/01             12/31/01
--------------------------------------------------------------------------------

Financials                                            23.5%                21.2%

Consumer Discretionary                                16.1                 17.3

Health Care                                           10.2                 11.7

Information Technology                                11.7                  9.7

Telecommunications Services                            8.7                  9.1

Consumer Staples                                       6.1                  8.0

Energy                                                 8.5                  7.7

Industry                                               5.9                  7.4

Materials                                              2.0                  2.3

Utilities                                              1.0                  1.2

Reserves                                               6.3                  4.4
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%


o    Technology

We are also overweight technology. Samsung Electronics, TSMC, Nokia, and Philips Electronics were among the best-performing stocks in your portfolio. We focused on companies where we see high-caliber management, strong balance sheets, and good long-term growth paths, which we find in the outsourcing sector, including companies such as electronic manufacturing company Celestica (Canada) and semiconductor foundry TSMC. With significant economies of scale and efficient management of their asset bases, they turn thin operating margins into strong returns on capital. Celestica takes on manufacturing for companies that want to focus more on the intellectual property aspects of their business, or companies struggling with cost control. Other large technology/consumer electronics holdings include Nokia (Finland), Canon (Japan), Philips (Netherlands), and Samsung. Nokia has executed exceptionally well, maintaining margins at good levels while continuing to increase market share over time. Behind Canon's profitability is the steady, high-margin printer and copier consumables (ink cartridge, toner) business. As a weak yen beneficiary, Canon can maintain profitability in a tough economic environment. New management is accelerating the pace of restructuring at Philips, a major semiconductor producer and leader in consumer electronics and medical equipment. Samsung is gaining recognition for being more than just a leader in commodity DRAM semiconductor production, because of the success of its handsets and flat panel screens.

o    Services

Services is an area we like in the longer term, and our major holdings include contract catering, temporary employment, and security services businesses, all of which benefit from outsourcing. Contract caterers Compass (U.K.) and Sodexho Alliance (France) should be able to sustain top-line growth of around 7% over time as more companies, schools, and hospitals outsource their catering needs, and 15% earnings growth rate beyond this year. During the quarter, Adecco, the world's largest temporary employment group, advanced from a depressed level on hopes of economic recovery and evidence that it is weathering the downturn better than competitors. Adecco's distinguishing strengths include its leading market position, effective cost control, and high-caliber management. Securitas, the international security group, is also a big holding for us that performed well on prospects of growing demand. It developed a strong business model for managing security businesses in Scandinavia 10 to 15 years ago and has replicated this formula around Europe and in the U.S. With the shares selling at 24 times next year's anticipated earnings, we like the stock since we believe it can continue to grow its earnings at 15% to 20% per year.

o    Pharmaceuticals

There have been a number of headwinds facing the pharmaceutical sector as the FDA's attitude toward approving new drugs has become tougher. Many companies have also been facing patent expirations. Behind it all, however, is an industry that is still growing significantly faster than the economy with powerful demographic forces pushing it ahead. International pharmaceutical companies have, in general, been hurt less by the negatives than many U.S. firms. Your fund's largest holding is GlaxoSmithKline (U.K.). Although analysts have worried that there may be a gap in the company's drug pipeline in two or three years, its current earnings are growing in the mid-teens and the stock is selling at around 20 times earnings. Considering the company's huge research resources and strong management, we are confident it can fill the pipeline gap.

o    Transactions

We sold China Mobile (Hong Kong) because the competitive situation in the Chinese mobile market was deteriorating while the stock had held up relatively well. We cut back NTT DoCoMo, the Japanese mobile operator that had performed well but whose voice revenue streams began to trend lower. We reduced our position in media and telecom group Vivendi Universal (France). Although we like its lack of advertising exposure, we have become more concerned about its strategic direction and focus. We also trimmed some of our Japanese technology names, such as NEC, Toshiba, and Tokyo Electron, preferring to hold TSMC, Samsung, and ASM Lithography Holdings (Netherlands). We cut back positions in insurers Axa (France) and Allianz (Germany), and in banks we perceived to be more exposed to potential increases in bad debts, including Nordea (Sweden) and Deutsche Bank (Germany).

On the buy side, we added to Fujisawa Pharmaceutical (Japan), a global leader in niche product areas with strong growth, focused international marketing, and a profitable U.S. market. We also added to or initiated new positions in defensive stocks that looked attractive, such as food retailer and services company Royal Ahold (Netherlands), and raised our weighting in U.K./ Australian industrial services group Brambles, which is the world leader in supplying pallets to grocery and consumer goods retailers. Attracted by their strong market positions, management, earnings growth potential, and healthy balance sheets, we added to Italian mobile Telecom Italia Mobile and Spanish telecom Telefonica.


INVESTMENT OUTLOOK


Most major equity markets have recovered their poise since the dark days of September. With interest rates much lower and consumer confidence holding up, we think this trend is sustainable, but we do not foresee an immediate return to a 1990s-style bull market. There are too many impediments to sustained above-trend economic growth, such as too much debt and overcapacity. We believe economies will recover slowly as balance sheets are rebuilt and overcapacity reduced.

The Portfolio remains diversified and focused on companies with above-average prospects for growth that are selling at attractive price valuations. We are confident that our steady investment approach will benefit investors who maintain their long-term investment strategy.

Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.
January 18, 2002



Portfolio Highlights

Twenty-Five Largest Holdings
                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

GlaxoSmithKline, United Kingdom                                   4.0%

TotalFinaElf, France                                              2.6

Vodafone, United Kingdom                                          2.4

Royal Bank of Scotland, United Kingdom                            2.3

Reed, United Kingdom                                              2.1

Aventis, France                                                   2.0

Nestle, Switzerland                                               1.9

Nokia, Finland                                                    1.8

ING Groep, Netherlands                                            1.8

Shell Transport & Trading, United Kingdom                         1.7

Compass, United Kingdom                                           1.6

Philips Electronics, Netherlands                                  1.6

Sanofi-Synthelabo, France                                         1.6

WPP, United Kingdom                                               1.5

Securitas, Sweden                                                 1.5

BNP Paribas, France                                               1.5

Adecco, Switzerland                                               1.3

AstraZeneca, United Kingdom                                       1.3

Canon, Japan                                                      1.3

VNU, Netherlands                                                  1.3

Diageo, United Kingdom                                            1.2

UBS, Switzerland                                                  1.1

Rio Tinto, United Kingdom                                         1.1

Intesa BCI, Italy                                                 1.1

Telefonica, Spain                                                 1.0

Total                                                            42.6%
--------------------------------------------------------------------------------

Note: Table excludes reserves.



Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


International Stock Portfolio

                                                Lipper
                                      Variable Annuity
                                            Underlying        International
                        MSCI             International                Stock
                  EAFE Index             Funds Average            Portfolio

03/31/1994           10,000                     10,000               10,000
12/31/1994           10,435                     10,107               10,180
12/31/1995           11,640                     11,338               11,318
12/31/1996           12,380                     13,060               12,982
12/31/1997           12,635                     13,945               13,383
12/31/1998           15,204                     16,021               15,505
12/31/1999           19,355                     22,322               20,672
12/31/2000           16,653                     18,930               16,984
12/31/2001           13,122                     15,052               13,211



Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


International Stock Portfolio
Periods Ended 12/31/01
                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
--------------------------------------------------------------------------------

-22.21%       -5.20%               0.35%                 3.66%           3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.



Financial Highlights
T. Rowe Price International Stock Portfolio


                          For a share outstanding throughout each period
                          --------------------------------------------------

                                         Year
                                        Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE
Beginning of
period         $   15.07   $   19.04   $   14.52   $   12.74   $   12.64

Investment activities
  Net investment
  income (loss)     0.24        0.07        0.12        0.17        0.12

  Net realized and
  unrealized
  gain (loss)      (3.59)      (3.46)       4.69        1.84        0.27*

  Total from
  investment
  activities       (3.35)      (3.39)       4.81        2.01        0.39

Distributions

  Net investment
  income           (0.25)      (0.10)      (0.07)      (0.17)      (0.12)

  Net realized
  gain                --       (0.48)      (0.22)      (0.06)      (0.06)

  In excess of net
  realized gain       --          --          --          --       (0.11)

Total
distributions      (0.25)      (0.58)      (0.29)      (0.23)      (0.29)

NET ASSET VALUE
End of
period         $   11.47   $   15.07   $   19.04   $   14.52   $   12.74
--------------------------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)         (22.21)%    (17.84)%     33.32%      15.86%       3.09%

Ratio of total
expenses to
average net
assets              1.05%       1.05%       1.05%       1.05%       1.05%

Ratio of net
investment income
(loss) to average
net assets          1.90%       0.43%       0.83%       1.25%       1.10%

Portfolio turnover
rate                27.7%       41.7%       25.4%       18.1%       16.6%

Net assets,
end of period
(in thousands) $ 550,329   $ 662,159   $ 707,330   $ 497,946   $ 369,400


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.



Portfolio of Investments
T. Rowe Price International Stock Portfolio
December 31, 2001

                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands
AUSTRALIA 1.0%

Common Stocks 0.4%

Brambles *                                         369,024      $         1,964

                                                                          1,964
Preferred Stocks 0.6%

News Corporation                                   520,932                3,480

                                                                          3,480

Total Australia (Cost $6,405)                                             5,444


BELGIUM 0.6%

Common Stocks 0.6%

Dexia (EUR)                                        125,850                1,809

Fortis (Class B) (EUR)                              50,722                1,316

UCB (EUR)                                            9,720                  394

Total Belgium (Cost $2,685)                                               3,519


BRAZIL 0.8%

Common Stocks 0.2%

Pao de Acucar ADR (USD) *                           37,300                  821

                                                                            821

Preferred Stocks 0.6%

Petroleo Brasileiro
(Petrobras) ADR, (USD)                             150,220                3,325

                                                                          3,325

Total Brazil (Cost $4,041)                                                4,146


CANADA 0.9%

Common Stocks 0.9%

Alcan Aluminum                                      24,170                  867

Celestica (USD) *                                   72,846                2,942

Royal Bank of Canada                                33,380                1,087

Total Canada (Cost $3,893)                                                4,896


DENMARK 0.3%

Common Stocks 0.3%

Novo Nordisk                                        14,500                  593

Tele Danmark                                        34,604                1,233

Total Denmark (Cost $1,752)                                               1,826


FINLAND 2.1%

Common Stocks 2.1%

Nokia (EUR)                                        393,286               10,138

Sonera (EUR)
(miscellaneous footnote symbol)                    320,400                1,623

Total Finland (Cost $7,673)                                              11,761


FRANCE 13.9%

Common Stocks 13.9%

Altran Technologies (EUR)
(miscellaneous footnote symbol)                      8,840      $           400

Aventis (EUR)                                      137,892                9,789

Aventis (DAX Exchange) (EUR)                        17,245                1,203

AXA (EUR) (miscellaneous footnote symbol)          209,144                4,370

BNP Paribas (EUR)                                   92,179                8,246

Cap Gemini (EUR)
(miscellaneous footnote symbol)                     13,438                  970

Compagnie de St. Gobain (EUR)                       21,720                3,277

Groupe Danone (EUR)                                 12,420                1,515

Hermes (EUR)                                        10,683                1,645

L'Oreal (EUR)                                        5,956                  429

Lafarge (EUR)                                        4,369                  408

LVMH (EUR)                                          10,945                  445

Orange (EUR) *                                     144,420                1,309

Pinault Printemps Redoute (EUR)                      4,561                  587

Sanofi-Synthelabo
(EUR) (miscellaneous footnote symbol)              116,806                8,713

Schneider Electric (EUR)                            61,332                2,948

Societe Generale (EUR)                              27,186                1,521

Societe Television Francaise 1 (EUR)               122,404                3,093

Sodexho Alliance
(EUR) (miscellaneous footnote symbol)              119,179                5,093

STMicroelectronics
(EUR) (miscellaneous footnote symbol)               74,010                2,375

TotalFinaElf (Class B) (EUR)                        99,379               14,189

Vivendi Universal (EUR)                             70,936                3,883

Total France (Cost $65,660)                                              76,408


GERMANY 3.5%

Common Stocks 3.5%

Allianz (EUR)                                       22,653                5,364

Bayer (EUR)                                         27,972                  891

Bayerische Hypo-und Vereinsbank (EUR)               16,443                  502

Deutsche Bank (EUR)                                 36,633                2,589

Deutsche Telekom (EUR)                              17,091                  294

E.On (EUR)                                          59,120                3,062

Gehe (EUR)
(miscellaneous footnote symbol)                     49,190                1,905

Rhoen-Klinikum (EUR)                                16,852                  875

SAP (EUR)                                           22,510                2,931

Siemens (EUR)                                       15,960                1,056

Total Germany (Cost $19,111)                                             19,469



GREECE 0.3%

Common Stocks 0.3%

Hellenic Telecommunications
Organization (EUR)                                  95,530      $         1,556

Total Greece (Cost $1,302)                                                1,556


HONG KONG 1.8%

Common Stocks 1.8%

Cheung Kong                                        344,000                3,573

China Unicom
(miscellaneous footnote symbol)*                   466,000                  514

Henderson Land Development
(miscellaneous footnote symbol)                    350,000                1,594

Hutchison Whampoa                                  364,200                3,526

Li & Fung                                          116,000                  130

Sun Hung Kai Properties                             61,000                  493

Total Hong Kong (Cost $8,293)                                             9,830


INDIA 0.7%

Common Stocks 0.7%

Hindustan Lever                                    464,000                2,127

ICICI                                              342,000                  314

ICICI ADR
(USD) (miscellaneous footnote symbol)               74,347                  445

Reliance Industries                                132,000                  838

Total India (Cost $5,170)                                                 3,724


IRELAND 0.3%

Common Stocks 0.3%

SmartForce ADR
(USD) (miscellaneous footnote symbol)*              63,771                1,581

Total Ireland (Cost $2,031)                                               1,581


ITALY 5.9%

Common Stocks 5.9%

Alleanza Assicurazioni (EUR)                       297,420                3,275

Assicurazioni Generali (EUR)                        44,630                1,238

Bipop-Carire
(EUR) (miscellaneous footnote symbol)              240,790                  398

ENI (EUR)                                          450,358                5,620

Intesa BCI
(EUR) (miscellaneous footnote symbol)            2,334,150                5,849

Mediaset (EUR)                                      56,000                  407

Mediolanum
(EUR) (miscellaneous footnote symbol)              134,295                1,207

Olivetti
(EUR) (miscellaneous footnote symbol)              521,793                  667

San Paolo IMI
(EUR) (miscellaneous footnote symbol)               28,041                  299

Telecom Italia (Ordinary shares)
(EUR) (miscellaneous footnote symbol)              378,682                3,273

Telecom Italia (Savings shares) (EUR)              124,100      $           654

Telecom Italia Mobile
(EUR) (miscellaneous footnote symbol)              977,994                5,450

UniCredito Italiano (EUR)                        1,077,131                4,296

Total Italy (Cost $34,042)                                               32,633


JAPAN 10.9%

Common Stocks 10.9%

AIFUL                                                5,300                  343

Canon (miscellaneous footnote symbol)              211,000                7,264

Fanuc                                               36,100                1,538

Fuji Television Network                                314                1,268

Fujisawa Pharmaceutical
(miscellaneous footnote symbol)                    125,000                2,881

Ito-Yokado (miscellaneous footnote symbol)          28,000                1,265

Kao (miscellaneous footnote symbol)                 52,000                1,082

Kokuyo                                              55,000                  462

Kyocera                                             23,600                1,540

Marui                                              187,000                2,212

Matsushita Communication Industrial                 14,300                  387

Matsushita Electric Industrial                     267,000                3,430

Mitsui Fudosan                                     259,000                1,977

Mizuho (miscellaneous footnote symbol)                 997                2,032

Murata Manufacturing                                42,700                2,562

NEC                                                120,000                1,225

Nippon Telegraph & Telephone                           416                1,356

Nomura Securities                                  331,000                4,245

NTT DoCoMo                                             357                4,196

Sankyo                                              75,000                1,285

Seven-Eleven Japan                                  53,000                1,934

Shin-Etsu Chemical                                  54,300                1,952

Shiseido                                           125,000                1,155

Sony                                               114,200                5,221

Sumitomo (miscellaneous footnote symbol)           231,000                1,060

Sumitomo Bank                                      346,000                1,466

Toshiba                                            266,000                  914

Toyota Motor                                        29,300                  743

UFJ (miscellaneous
footnote symbol)*                                      220                  485

Yamanouchi Pharmaceutical
(miscellaneous footnote symbol)                     89,000                2,350

Total Japan (Cost $82,662)                                               59,830


LUXEMBOURG 0.1%

Common Stocks 0.1%

Societe Europeenne des Satellites (EUR)             47,290      $           516

Total Luxembourg (Cost $712)                                                516


MEXICO 1.1%

Common Stocks 1.1%

America Movil (Series L) ADR (USD)                  68,400                1,333

Femsa UBD, Units
(Represents 1 Series B and
4 Series D shares)                                 597,290                2,022

Grupo Iusacell ADR (USD) *                          55,000                  218

Grupo Televisa ADR (USD) *                          46,132                1,992

Telefonos de Mexico (Telmex)
(Class L) ADR (USD)                                 14,179                  497

Total Mexico (Cost $6,396)                                                6,062


NETHERLANDS 8.1%

Common Stocks 8.1%

Akzo Nobel (EUR)                                     7,184                  321

ASM Lithography (EUR) *                            174,980                3,040

Elsevier (EUR)                                     131,360                1,553

Equant (EUR) *                                      10,988                  132

Fortis (EUR)                                       136,960                3,548

ING Groep (EUR)                                    388,690                9,909

KPN (EUR) *                                        290,800                1,478

Philips Electronics (EUR)                          293,859                8,732

Royal Ahold (EUR) *                                 63,300                1,841

Royal Dutch Petroleum (EUR)                         80,260                4,065

VNU (EUR)                                          236,440                7,263

Wolters Kluwer (EUR)                               111,252                2,535

Total Netherlands (Cost $47,487)                                         44,417


NORWAY 0.4%

Common Stocks 0.4%

Orkla (Class A)
(miscellaneous footnote symbol)                    108,020                1,829

Statoil ASA *                                       58,800                  403

Total Norway (Cost $2,128)                                                2,232

PORTUGAL 0.4%

Common Stocks 0.4%

Jeronimo Martins (EUR) *                            45,280      $           373

Portugal Telecom (EUR) *                           198,105                1,543

Total Portugal (Cost $2,003)                                              1,916


SINGAPORE 1.1%

Common Stocks 1.1%

Flextronics (USD) *                                 59,964                1,439

Singapore Press                                     51,000                  602

United Overseas Bank                               609,424                4,192

Total Singapore (Cost $6,156)                                             6,233


SOUTH KOREA 1.8%

Common Stocks 1.8%

Korea Telecom ADR
(USD) (miscellaneous footnote symbol)               60,301                1,226

Pohang Iron & Steel ADR (USD)                       43,927                1,010

Samsung Electronics                                 22,596                4,818

Shinhan Financial *                                131,800                1,768

South Korea Telecom                                  5,600                1,147

Total South Korea (Cost $7,884)                                           9,969


SPAIN 3.0%

Common Stocks 3.0%

Banco Bilbao Vizcaya
Argentaria (EUR)                                   321,316                3,976

Banco Santander Central
Hispano (EUR)                                      410,135                3,435

Endesa (EUR)                                       132,478                2,072

Repsol (EUR)                                        71,980                1,049

Telefonica (EUR) *                                 324,011                4,335

Telefonica ADR (USD) *                              35,876                1,438

Total Spain (Cost $16,100)                                               16,305


SWEDEN 3.4%

Common Stocks 3.4%

Electrolux (Class B)                                98,690                1,478

Hennes & Mauritz (Class B)                         148,030                3,073

LM Ericsson (Class B)
(miscellaneous footnote symbol)                    635,500                3,465

Nordea (miscellaneous footnote symbol)             405,888                2,155

Sandvik                                             21,720                  466

Securitas (Class B)
(miscellaneous footnote symbol)                    433,852                8,260

Total Sweden (Cost $21,148)                                              18,897

SWITZERLAND 5.3%

Common Stocks 5.3%

Adecco                                             136,120      $         7,402

Credit Suisse *                                     33,400                1,425

Nestle                                              49,770               10,616

Roche (Participation certificates)                  40,500                2,892

Swiss Re                                             6,460                  650

UBS *                                              125,088                6,316

Total Switzerland (Cost $24,467)                                         29,301


TAIWAN 0.9%

Common Stocks 0.9%

Taiwan Semiconductor Manufacturing               1,653,590                4,140

United Microelectronics                            589,000                  859

Total Taiwan (Cost $4,223)                                                4,999


UNITED KINGDOM 27.0%

Common Stocks 27.0%

Abbey National                                     122,744                1,749

AstraZeneca                                        163,565                7,367

Autonomy *                                           9,500                   45

Barclays                                            19,000                  628

BG                                                  92,620                  377

BP                                                 539,000                4,184

Brambles *                                         444,860                2,199

Cable & Wireless                                   285,143                1,370

Cadbury Schweppes                                  431,873                2,750

Celltech *                                         133,533                1,697

Centrica                                           230,500                  744

Compass                                          1,195,580                8,951

David S. Smith                                     121,000                  275

Diageo                                             575,497                6,568

Dimension Data *                                    67,500                   81

Electrocomponents                                  317,730                2,476

Friends Provident *                                148,000                  430

GKN                                                 23,000      $            89

GlaxoSmithKline                                    880,498               22,056

Granada                                          1,095,480                2,285

Hays                                               671,674                2,031

Hilton                                             147,000                  451

HSBC (HKD)                                         146,800                1,718

J Sainsbury                                        322,580                1,716

Kingfisher                                         333,454                1,944

Lattice                                            293,720                  666

Reckitt Benckiser                                   70,607                1,027

Reed                                             1,405,964               11,651

Rio Tinto                                          323,255                6,185

Royal Bank of Scotland                             523,241               12,719

Shell Transport & Trading                        1,349,529                9,260

Standard Chartered                                 152,700                1,820

Tesco                                              823,880                2,982

Tomkins                                            753,592                2,323

Unilever                                           408,695                3,351

United Business Media                               81,463                  568

Vodafone                                         5,004,394               13,078

Woolworths                                         330,500                  228

WPP                                                766,030                8,464

Total United Kingdom (Cost $161,007)                                    148,503


UNITED STATES 4.7%

Money Market Funds 4.7%

T. Rowe Price Reserve Investment
Fund, 2.43% #                                   26,154,636               26,155

Total United States (Cost $26,155)                                       26,155

Total Investments in Securities
100.3% of Net Assets (Cost $570,586)                                  $ 552,128

Other Assets Less Liabilities                                            (1,799)

NET ASSETS                                                            $ 550,329
                                                                      ---------


             #  Seven-day yield

             *  Non-income producing

(miscellaneous
      footnote
       symbol) All or a portion of this security is on loan at December 31, 2001 - See Note 2

           ADR  American Depository Receipts

           EUR  Euro

           HKD  Hong Kong dollar

           USD  United States dollar

The accompanying notes are an integral part of these financial statements.



Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
December 31, 2001
In thousands


Assets

Investments in securities, at value (cost $570,586)                    $ 552,128
Securities lending collateral                                             40,135
Other assets                                                               3,981

Total assets                                                             596,244

Liabilities
Obligation to return securities lending collateral                        40,135
Other liabilities                                                          5,780

Total liabilities                                                         45,915

NET ASSETS                                                             $ 550,329
                                                                       ---------
Net Assets Consist of:
Undistributed net investment income (loss)                                 $ 105

Undistributed net realized gain (loss)                                  (61,056)

Net unrealized gain (loss)                                              (18,560)

Paid-in-capital applicable to 47,980,084 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       629,840

NET ASSETS                                                             $ 550,329
                                                                       ---------

NET ASSET VALUE PER SHARE                                              $   11.47
                                                                       ---------


The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price International Stock Portfolio
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/01
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $1,159)                          $    15,669

  Interest (net of foreign taxes of $17)                                   1,398
  Securities lending                                                         307

  Total income                                                            17,374

Expenses
  Investment management and administrative                                 6,192

Net investment income (loss)                                              11,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                            (54,487)
  Foreign currency transactions                                            (592)

  Net realized gain (loss)                                              (55,079)

Change in net unrealized gain (loss)
  Securities                                                           (102,394)

  Other assets and liabilities
  denominated in foreign currencies                                         (92)

  Change in net unrealized gain (loss)                                 (102,486)

Net realized and unrealized gain (loss)                                (157,565)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $ (146,383)
                                                                     -----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00
Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        11,182      $         3,049

  Net realized
  gain (loss)                                      (55,079)               9,494

  Change in net
  unrealized
  gain (loss)                                     (102,486)            (141,724)

  Increase (decrease)
  in net assets
  from operations                                 (146,383)            (129,181)


Distributions to shareholders

  Net investment
  income                                           (11,654)              (4,248)

  Net realized gain                                     --              (20,384)

  Decrease in net
  assets from
  distributions                                    (11,654)             (24,632)


Capital share transactions *

  Shares sold                                    1,219,041            1,406,771

  Distributions reinvested                          11,654               24,632

  Shares redeemed                               (1,184,488)          (1,322,761)

  Increase (decrease)
  in net assets
  from capital
  share transactions                                46,207              108,642


Net Assets

Increase (decrease)
  during period                                   (111,830)             (45,171)

  Beginning of period                              662,159              707,330

  End of period                            $       550,329      $       662,159
                                           -------------------------------------

*Share information

  Shares sold                                       95,629               80,768

  Distributions reinvested                           1,026                1,616

  Shares redeemed                                  (92,610)             (75,605)

  Increase (decrease)
  in shares outstanding                              4,045                6,779


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price International Stock Portfolio
December 31, 2001


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

  Securities Lending - The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At December 31, 2001, the value of loaned securities was $38,613,000; aggregate collateral consisted of $40,135,000 in the securities lending collateral pool and U.S. government securities valued at $203,000.

  Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $193,866,000 and $154,954,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

  Distributions during the year ended December 31, 2001 totaled $11,654,000 and were characterized as ordinary income for tax purposes. The tax-basis components of net assets at December 31, 2001 were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $63,644,000

Unrealized depreciation                                    (88,938,000)

Net unrealized
appreciation (depreciation)                                (25,294,000)

Undistributed ordinary income                                  105,000

Capital loss carryforwards                                 (54,322,000)

Distributable earnings                                     (79,511,000)

Paid-in capital                                            629,840,000

Net assets                                                $550,329,000
                                                          ------------


  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31, 2001 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $6,650,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund has $54,322,000 of capital loss carryforwards that expire in 2009.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $  (63,000)

Undistributed net realized gain                                63,000


  At December 31, 2001, the cost of investments for federal income tax purposes was $577,320,000.


NOTE 4 - FOREIGN TAXES

  The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group.

  The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $561,000 was payable at December 31, 2001. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $1,314,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price International Stock Portfolio
Report of Independent Accountants


To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of T. Rowe Price International Stock Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Stock Portfolio (comprising T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price International Stock Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

o $114,000 from long-term capital gains, subject to the 20% rate gains category.

The fund will pass through foreign source income of $12,000,000 and foreign taxes paid of $1,090,000.



T. Rowe Price International Stock Portfolio


ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------


The T. Rowe Price International Stock Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               44,069,861.774
Withhold:                                                     760,523.647

Total:                                                     44,830,385.421

Martin G. Wade
Affirmative:                                               44,066,007.162
Withhold:                                                     764,378.259

Total:                                                     44,830,385.421

Calvin W. Burnett
Affirmative:                                               44,024,357.818
Withhold:                                                     806,027.603

Total:                                                     44,830,385.421

Anthony W. Deering
Affirmative:                                               44,059,888.460
Withhold:                                                     770,496.961

Total:                                                     44,830,385.421

Donald W. Dick, Jr.
Affirmative:                                               44,066,560.858
Withhold:                                                     763,824.563

Total:                                                     44,830,385.421

David K. Fagin
Affirmative:                                               44,054,891.673
Withhold:                                                     775,493.748

Total:                                                     44,830,385.421

F. Pierce Linaweaver
Affirmative:                                               44,044,237.615
Withhold:                                                     786,147.806

Total:                                                     44,830,385.421

Hanne M. Merriman
Affirmative:                                               44,064,178.380
Withhold:                                                     766,207.041

Total:                                                     44,830,385.421

John G. Schreiber
Affirmative:                                               44,054,466.585
Withhold:                                                     775,918.836

Total:                                                     44,830,385.421

Hubert D. Vos
Affirmative:                                               44,021,007.468
Withhold:                                                     809,377.953

Total:                                                     44,830,385.421

Paul M. Wythes
Affirmative:                                               44,054,353.896
Withhold:                                                     776,031.525

Total:                                                     44,830,385.421



T. Rowe Price International Stock Portfolio


Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   1994        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
1/28/45                               Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1994        EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
1/27/43                               and management
                                      advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     2001        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          and Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources,
                                      Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  2001        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company, and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
* Each director serves until election of a successor




Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur                     Residential
100 East                              Capital                     Properties
Pratt                                 Partners,                   Trust,
Street                                Inc., a                     Host Marriott
10/21/46                              real estate                 Corporation,
                                      investment                  and
                                      company;                    The Rouse
                                      Senior                      Company,
                                      Advisor                     real estate
                                      and Partner,                developers
                                      Blackstone
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       2001        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1996        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures, a
Street                                venture capital
6/23/33                               limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
* Each director serves until election of a successor





Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President
                                      and Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
Martin G.    Director     Elected     Director,        15         Not
Wade                      1994        T. Rowe                     Applicable
100 East                              Price;
Pratt                                 Director and
Street                                Managing
2/16/43                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chairman
                                      of the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
* Each director serves until election of a successor.